UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) December 29, 2005

ROYAL GOLD, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13357	84-0835164

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1660 Wynkoop Street, Suite 1000, Denver, CO	80202-1132

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	303-573-1660

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
     On December 29, 2005, Merritt Marcus, a director of Royal Gold, Inc. established a Prearranged Trading Plan (the “Plan”), with a brokerage firm, to sell shares of Royal Gold, Inc.’s common stock pursuant to the requirements of Rule 10b5-1 under the Securities Exchange Act of 1934, as amended. Under the Plan, 2,000 shares of Royal Gold common stock will be sold every month, on the fifth day of every month, until the earlier to occur of the date in which 24,000 shares have been sold pursuant to the Plan or December 29, 2006, or as otherwise specified.
Item 9.01 Financial Statements and Exhibits
Exhibits
     Exhibit 99.1     Prearranged Trading Plan for Merritt Marcus.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Royal Gold, Inc.
(Registrant)
By:	/s/ Karen Gross

Name: Karen Gross Title: Vice President & Corporate Secretary
Dated: January 5, 2006

Exhibit Index

Exhibit No.	Description
Exhibit 99.1	Prearrange Trading Plan for Merritt Marcus.